UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

 Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

 (441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of $0.18 each	SIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement
Amendment to Asset-Based Credit Facility

On August 23, 2024, Signet Jewelers Limited (the “Company”) entered into the Fourth Amendment to Credit Agreement (the “Fourth Amendment”), which amends the Company’s senior secured asset-based credit facility (the “ABL”) under that certain Credit Agreement, dated as of September 27, 2019 (as amended by the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement and the Third Amendment to Credit Agreement, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by the Fourth Amendment, the “Amended Credit Agreement”), by and among (i) the Company, as holdings, (ii) Signet Group Limited, as the lead administrative borrower, a lead borrower and a borrower, (iii) each other subsidiary of the Company party thereto as a borrower, (iv) the lenders and issuers from time to time party thereto and (v) Bank of America, N.A., as administrative agent, collateral agent and security trustee.

The Fourth Amendment amends the Existing Credit Agreement to, among other things:

•extend the maturity date of the ABL from July 28, 2026 to August 23, 2029;
•lower the available aggregate commitment amounts thereunder from $1,500,000,000 to $1,200,000,000 to reflect the reductions in inventory the Company has made over the last three years;
•expand the assets counted in the calculation of the borrowing base applicable to the ABL to include all specified assets of borrower and guarantor entities (as opposed to only including specified assets of borrower entities); and
•modify certain covenants to which the Company and certain of its subsidiaries are subject, as obligors under the ABL.

Except for the changes noted above, the material terms and conditions of the ABL remain substantially unchanged. There are currently no outstanding borrowings under the ABL and the Company is currently in compliance with the Amended Credit Agreement covenants. The Unused Commitment Fee Rate remained at 0.20% per annum in the Fourth Amendment, which on the reduced commitment amounts is expected to decrease the Company’s unused commitment fees by up to $600,000 annually.

The foregoing summary of the amendments to the Existing Credit Agreement effected pursuant to the Fourth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fourth Amendment, which is incorporated herein by reference and will be filed with the Company’s next quarterly report on Form 10-Q.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date:	August 27, 2024	By:	/s/ Joan M. Hilson
		Name:	Joan M. Hilson
		Title:	Chief Financial, Strategy & Services Officer